EXHIBIT 10.33


                                                                    CONFIDENTIAL




                         CONFIDENTIAL LICENSE AGREEMENT
                FOR GAME BOY, GAME BOY COLOR AND GAME BOY POCKET
                           HANDHELD VIDEO GAME SYSTEMS
                              (Western Hemisphere)

         THIS AGREEMENT is entered into by and between NINTENDO OF AMERICA INC. a Washington corporation with an address for notice purposes of 4820 - 150th Avenue NE, Redmond, WA 98052 (Fax: 425-882-3585) ("NINTENDO") and THE 3DO COMPANY, a California corporation with an address for notice purposes of 600 Galveston Drive, Redwood City, CA 94063-4746 (Fax: 650-261-3151), Attention:
President ("LICENSEE").

         NINTENDO and LICENSEE acknowledge and agree as follows:

1.   RECITALS

     1.1 NINTENDO markets and sells high-quality video game systems, including without limitation hardware and software, marketed by NINTENDO under its trademarks "Game Boy", Game Boy pocket" and "Game Boy Color" for playing video games.

     1.2 LICENSEE desires to gain access to and a license to use highly proprietary programming specifications, development tools, trademarks and other valuable intellectual property rights owned by NINTENDO, in order to develop video game software and to purchase such video game software from NINTENDO for play on the Game Boy Systems (as defined below), which systems were developed by NCL.

     1.3 NINTENDO is willing to grant to LICENSEE a license to use such proprietary information and intellectual property rights and to sell video game software to LICENSEE upon the terms and conditions set forth in this Agreement.

2.   DEFINITIONS

     2.1 "Artwork" shall mean the final art and mechanical formats for the Licensed Product (as defined below) including the Game box, user instruction manual with consumer precautions and warranty, game cartridge label and inserts.

     2.2 "Effective Date" shall mean the last date on which all parties shall have signed this Agreement.


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     2.3 "Game Boy  Systems"  shall mean  individually,  collectively  or in any combination the 8-bit monochrome Game Boy and Game Boy pocket handheld video game systems and the 8-bit Game Boy Color handheld game system.

     2.4 "Game Cartridge(s)" shall mean interchangeable plastic cartridges adapted for use with the Game Boy Systems, housing the Games embodied in electronic memory devices or comparable medium authorized by NINTENDO for storing the Games.

     2.5 "Game(s)" shall mean video game software compatible with Game Boy Systems developed under this Agreement.

     2.6 "Guidelines" shall mean the "Game Boy Systems Packaging Guidelines" and the "Game Boy Systems Development Manual" setting forth trademark, copyright and related artwork standards, as provided by NINTENDO.

     2.7 "Independent Contractor" shall mean any third-party agent, consultant, contractor or independent programmer, other than LICENSEE.

     2.8 "Licensed Copyright(s)" shall mean various copyrights in printed materials, art or logo designs, computer software, electronic circuitry and rights in integrated circuit layout designs employed in the Game Boy Systems.

     2.9   "Licensed   Intellectual   Properties"   shall   mean   individually,
collectively  or  in  any  combination,   the  Licensed   Inventions,   Licensed
Proprietary Information, Licensed Copyrights and Licensed Trademarks.

     2.10  "Licensed   Invention(s)"  shall  mean  improvements  and  inventions
concerning the Game Boy Systems, including inventions which are or may become the subject matter of various patents or patent applications.

     2.11 "Licensed Product(s)" shall mean Game Cartridges (or comparable medium authorized by NINTENDO) for employing the Licensed Intellectual Properties and having electronic memory devices storing the Games.

     2.12 "Licensed Proprietary Information" shall mean any of the following information relating to the Game Boy Systems: (a) all current or future information, know-how, techniques, methods, information, tools, emulator hardware or software, software development specifications, and/or trade secrets,
(b) any non-public information or patent applications, (c) any business, marketing or sales data or other such information, and (d) any other information or data relating to development, design, operation, manufacturing, marketing or sales. "Licensed Proprietary Information" shall include information disclosed to LICENSEE by NINTENDO, NINTENDO's affiliated companies, and/or other third parties working with NINTENDO. Such Licensed Proprietary Information shall include all confidential information disclosed, whether in writing, orally, visually, or in the form of drawings, technical specifications, software, samples, pictures, models, recordings, or other tangible items which contain or manifest, in any form, the above listed information. Licensed Proprietary Information shall not include: (a) data and


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information  which was in the public domain prior to  LICENSEE's  receipt of the same hereunder, or which subsequently becomes part of the public domain by publication or otherwise, except by LICENSEE's wrongful act or omission, (b) data and information which LICENSEE can demonstrate, through written records kept in the ordinary course of business, was in its possession without restriction on use or disclosure, prior to its receipt of the same hereunder and was not acquired directly or indirectly from NINTENDO under an obligation of confidentiality which is still in force, (c) data and information which LICENSEE can show was received by it from a third party who did not acquire the same directly or indirectly from NINTENDO and to whom LICENSEE has no obligation of confidentiality, and (d) data and information which is required to be disclosed by an authorized governmental or judicial entity, provided that LICENSEE shall notify NINTENDO at least thirty (30) days prior to such disclosure.

     2.13 "Licensed Trademarks" shall mean registered and unregistered trademarks and trademark applications used in connection with the Game Boy Systems including, but not limited to, "Nintendo", "Game Boy", "Game Boy Color", Game Boy pocket, "Official Nintendo Seal of Quality" and trade dress in the Game Boy Systems.

     2.14 "Marketing Materials" shall mean marketing, advertising or promotional materials which incorporate the Licensed Intellectual Properties and which are developed by or for LICENSEE to promote the sale of the Licensed Products.

     2.15 "NCL" shall mean NINTENDO's parent company, Nintendo Co., Ltd. of Kyoto, Japan.

     2.16 "Product Sample" shall mean a sample of the Games for Game Boy Color as defined in Section 5.2.

     2.17 "Schedule 1" shall mean the "Nintendo of America Inc. Price Schedule for the Game Boy Licensed Game Paks" attached to this Agreement and incorporated by reference into this Agreement.

     2.18 "Schedule 2" shall mean the "Nintendo of America Inc. Price Schedule for the Game Boy Color Licensed Game Paks" attached to this Agreement and incorporated by reference into this Agreement.

     2.19 "Term" shall mean three (3) years from the Effective Date.

     2.20 "Territory" shall mean all countries within the Western Hemisphere, including without limitation, the United States, Canada, South America, Central America, Mexico, and all applicable territories and possessions of such countries.

3.   GRANT OF LICENSE; RESERVATION OF RIGHTS BY NINTENDO

     3.1 Grant. For the Term and in the Territory, NINTENDO hereby grants to LICENSEE, and LICENSEE hereby accepts under the terms and conditions set forth in this Agreement, a nonexclusive license to develop the Licensed Products. Except as may be


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permitted under a separate written  authorization from NINTENDO or NCL, LICENSEE shall not use the Licensed Intellectual Properties for any other purpose.

     3.2 Reservation of Rights in the Licensed Intellectual Properties. LICENSEE acknowledges NINTENDO's and NCL's right, title, and interest in and to the Licensed Intellectual Properties and the goodwill associated with the Licensed Trademarks. LICENSEE will not at any time do or cause to be done any act or thing which in any way impairs or is intended to impair any part of such right, title, interest or goodwill. LICENSEE shall not represent that it has any ownership in the Licensed Intellectual Properties. This Agreement does not grant LICENSEE any ownership interest in the Licensed Intellectual Properties, and LICENSEE's use of the Licensed Intellectual Properties shall not create any right, title or interest therein in LICENSEE's favor beyond the license granted herein.

     3.3 Reservation of Rights of Distribution Outside the Territory. LICENSEE shall market and sell the Licensed Products only in the Territory. LICENSEE shall not directly or indirectly export any Licensed Products from the Territory nor shall LICENSEE knowingly permit or assist any third party in doing so.


     3.4 Reservation of Rights to Reverse Engineer. LICENSEE may utilize and study the design, performance and operation of the Game Boy Systems and the Licensed Proprietary Information solely for the purpose of developing software which is compatible with the Game Boy Systems for license under this Agreement. LICENSEE shall not, directly or indirectly, reverse engineer or aid or assist in the reverse engineering of all or any part of the Game Boy Systems, including the hardware, software and/or tools. For purposes of this Agreement, "reverse engineering" shall mean: (a) the x-ray electronic scanning and/or physical or chemical stripping of semiconductor components; and/or (b) the disassembly, decompilation, decryption, or simulation of object code or executable code, specifically including, but not limited to, any NINTENDO supplied or developed libraries. The limitations set forth in this Section 3.4 shall not preclude LICENSEE from engaging in reverse engineering of any Game code which was developed solely by LICENSEE and relates only to the Game(s) and was not supplied by nor derived from any code supplied by NINTENDO.


     3.5 Reservation of Rights of Electronic Transmission. LICENSEE shall not directly or indirectly duplicate, distribute or transmit Games via electronic means or any other means now known or hereafter devised, including without limitation, wireless, cable, fiber optic means, telephone lines, satellite transmission, microwave or radio waves or over a network of interconnected computers or other devices. Notwithstanding this limitation, LICENSEE shall not be prohibited from the electronic transmission of Games during the development process for the sole purpose of facilitation development; provided, however, that no right of retransmission shall attach to any such transmission, and, provided further, that LICENSEE shall use reasonable security measures, customary within the industry, to reduce the risk of unauthorized interception or retransmission of such transmissions.

     3.6 Notification Obligations. LICENSEE shall promptly notify NINTENDO of the loss or unauthorized use or disclosure of any Licensed Proprietary Information and shall promptly act to recover any such information and/or prevent further breach of the confidentiality obligations herein.


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4.   CONFIDENTIALITY

     4.1 Disclosure of Proprietary Information. During the Term, NINTENDO may provide LICENSEE with highly proprietary development information, development tools, emulation systems, programming specifications and related resources and information constituting and incorporating the Licensed Proprietary Information to enable LICENSEE to develop video games for use with the Game Boy Systems.

     4.2 Confidentiality of Licensed Proprietary Information. LICENSEE shall maintain all Licensed Proprietary Information as strictly confidential and will use such Licensed Proprietary Information only in accordance with this Agreement. LICENSEE shall limit access to the Licensed Proprietary Information to LICENSEE's employees having a strict need to know and shall advise such employees of their obligation of confidentiality as provided herein. LICENSEE shall require each such employee to retain in confidence the Licensed Proprietary Information pursuant to a written non-disclosure agreement between LICENSEE and such employee. LICENSEE shall use its best efforts to ensure that its employees working with or otherwise having access to Licensed Proprietary Information shall not disclose or make unauthorized use of the Licensed Proprietary Information.

     4.3 Agent/Consultant Confidentiality. LICENSEE shall not disclose the Licensed Proprietary Information to any Independent Contractor without NINTENDO's prior written approval. Each approved Independent Contractor shall be required to enter into a written non-disclosure agreement with NINTENDO prior to receiving any access to or disclosure of the Licensed Proprietary Information.

5.   DEVELOPMENT; QUALITY STANDARDS; ARTWORK; MANUFACTURING

     5.1 Development and Sale of the Game Boy Systems Programs. During the Term and for the Territory, LICENSEE may develop Games and/or sell Licensed Products for the Game Boy Systems in accordance with this Agreement.


     5.2 Submission of Product Sample (Game Boy Color Only). Prior to a Game Boy Color Game reaching fifty percent (50%) completion, LICENSEE shall submit to NINTENDO for approval a Product Sample. Such Product Sample must include a demonstration of the manner in which such Game Boy Color dedicated or compatible Game will utilize and exploit the following color criteria: (a) differentiation from monochrome Game Boy software (each Game Boy Color Game must appear significantly more colorful than monochrome Game Boy software when "colorized" by the Game Boy Color hardware); (b) simultaneous colors; (c) appropriate use of color; (d) variety of colors, and (e) contrast and saturation. For the purpose of demonstrating these criteria, the Product Sample shall be either a programmed demo or various ROM images. In addition to these criteria, for Games which have been previously released for the Game Boy monochrome system, LICENSEE must provide a demonstration of the game-play enhancements which have been added to the Game which may include any of the following: (i) additional stages, levels or areas; (ii) new characters; and/or (iii) game-play based on color. Subsequent to acceptance and approval of a Product Sample, LICENSEE shall notify NINTENDO in writing of any material proposed changes in the Product Sample and/or the proposed Licensed Products. No submission samples are required for Games exclusively for play on Game Boy and Game Boy pocket systems.


     5.3 Delivery of Completed Game. Upon completion of a Game, LICENSEE shall deliver to NINTENDO one (1) prototype of such Game in a format specified by NINTENDO,


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together  with  written  user  instructions  and a complete  screen text script.
NINTENDO shall promptly evaluate each submitted Game with regard to: (a) its technical compatibility with and error-free operation on the Game Boy Systems;
(b) the suitability of the Game content, taking into account reasonable standards set forth in the Guidelines; and, if applicable, (c) whether the Game achieves the criteria as set forth in Section 5.2 at 50% completion and upon final completion. LICENSEE shall have satisfied the Game content suitability criteria by providing NINTENDO with proof that each submitted Game has been provided with a certificate of a rating other than ADULTS ONLY (or its
equivalent)  from  the  Entertainment   Software  Ratings  Board  or  comparable
independent ratings body which reviews and certifies product for violent or sexual content, and that the Game meets the content criteria set forth in NINTENDO's content guidelines.


     5.4 Approval of Completed Game. NINTENDO shall, within a reasonable period of time after receipt, approve or disapprove each submitted Game. If any such Game is disapproved, NINTENDO shall specify in writing the reasons for such disapproval and state what corrections and/or improvements are necessary in order to be approved. After making the necessary corrections and/or improvements, LICENSEE shall submit a revised version of such Game for approval by NINTENDO. The approval of any Game by NINTENDO shall not relieve LICENSEE of its sole responsibility for the development, quality and operation of the Game or in any way create any warranty for a Licensed Product by NINTENDO. NINTENDO shall not unreasonably withhold or delay any approval provided for herein.

     5.5 Development and Quality of Artwork. In connection with the submission of a proposed Licensed Product to NINTENDO, LICENSEE shall submit all Artwork to NINTENDO. All Artwork shall conform to the requirements set forth in the Guidelines. Within fifteen (15) business days of receipt of the Artwork, NINTENDO shall approve or disapprove the Artwork based upon the Guidelines. If any of the Artwork is disapproved, NINTENDO shall specify in writing the reasons for such disapproval and state what corrections and/or improvements are necessary in order to be approved. After making the necessary corrections and/or improvements to the disapproved Artwork, LICENSEE shall resubmit new Artwork for approval by NINTENDO. NINTENDO shall not unreasonably withhold or delay its approval of any Artwork.

     5.6 Appointment of NCL as Manufacturer. LICENSEE hereby appoints NCL, and NINTENDO confirms that NCL accepts such appointment, as manufacturer of the Licensed Products. LICENSEE shall purchase from NCL through NINTENDO all of its requirements for the Licensed Products. NCL shall have the sole responsibility for establishing and fulfilling all aspects of the manufacturing process, including selecting the location of and specifications for any manufacturing facilities, appointing suppliers and subcontractors, and managing all work-in-progress and finished goods inventory. NCL shall acquire and retain responsibility for all equipment, tooling, molds or masks used in connection with the manufacture of the Licensed Products.

     5.7 Manufacture of Licensed Products. Upon approval of each Game and the Artwork related thereto and upon receipt from LICENSEE of an order in accordance with


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Section 6 herein,  NCL will  manufacture  for LICENSEE  the  Licensed  Products, including the Artwork corresponding to such Game.

     5.8 Retention of Sample Licensed Products. NCL may, at its own expense, manufacture samples of the Licensed Products, only to the extent necessary, to be used by NINTENDO for archival purposes, legal proceedings against infringers of the Licensed Intellectual Properties, and for other lawful purposes but not for resale.

6.   PURCHASE PRICE; PAYMENT; DELIVERY OF COMPLETED LICENSED PRODUCT


     6.1 Minimum Initial Orders. Upon placement of an initial order for each Game, LICENSEE shall order a minimum quantity of [*] units of Licensed Products.


     6.2 Subsequent Minimum Orders. LICENSEE may subsequently order additional Licensed Products corresponding to any Game in a minimum quantity of [*] units of a Licensed Product.


     6.3 Purchase Price. The purchase price to be paid by LICENSEE to NINTENDO for the Licensed Products shall be in accordance with NINTENDO's pricing schedules currently set forth in the attached Schedules 1 and 2. The purchase price includes the cost of manufacturing, printing and packaging the Licensed Products and a royalty for the use of the Licensed Intellectual Properties.
Schedule 1 and/or Schedule 2 are subject to change by NINTENDO at any time without notice; provided, however, any price increase shall only be applicable to purchase orders received by NINTENDO after the effective date of such increase.


     6.4 Payment. At the time an order is placed, LICENSEE shall provide to NINTENDO an irrevocable letter of credit in favor of NINTENDO and payable at sight, issued by a bank acceptable to NINTENDO and confirmed, at LICENSEE's expense, if requested by NINTENDO. The letter of credit shall be in United States dollars in an amount equal to the purchase price of the Licensed Products ordered. All associated banking charges are for LICENSEE's account.

     6.5 Shipment and Delivery. The Licensed Products shall be delivered F.O.B. Japan, with shipment at LICENSEE's direction and expense. Orders may be delivered by NINTENDO in partial shipments, each directed to no more than two
(2) destinations designated by LICENSEE in the Territory. Title to the Licensed Products shall vest in accordance with the terms of the applicable letter of credit.

7.   MARKETING, SALE AND RENTAL OF THE LICENSED PRODUCTS

     7.1 Marketing Materials. LICENSEE agrees that any Marketing Materials shall be of high quality and shall comply with the Guidelines.

     7.2 Submission of Proposed Marketing Materials. Prior to actual use or distribution, LICENSEE shall submit to NINTENDO for review and evaluation initial samples of all Marketing Materials. NINTENDO shall, within fifteen (15) business days of receipt of such samples, approve or disapprove of the quality of such samples. If any of the samples are


-------------------
*    Confidential portion omitted and filed separately with the Commission.


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disapproved  as  to  quality,  NINTENDO  shall  specify  the  reasons  for  such disapproval and state what corrections and/or improvements are necessary in order to be approved. After making the necessary corrections and/or improvements to the disapproved samples, LICENSEE may resubmit new samples for approval by NINTENDO as to quality. No Marketing Materials shall be distributed or utilized by LICENSEE without obtaining prior written approval as to quality by NINTENDO. NINTENDO shall not unreasonably withhold or delay its approval of the proposed Marketing Materials. NINTENDO reserves the right to disapprove Marketing Materials that include non-licensed accessories.

     7.3 Warranty and Repair. With respect to the Licensed Product, LICENSEE shall provide to the original consumer a minimum ninety (90) day limited warranty, comparable to that offered by NINTENDO. LICENSEE shall also provide to the original consumer, either directly or indirectly through authorized service centers, reasonably accessible product service, including out-of-warranty service for a period of three (3) years following sale of the Licensed Product. In the event LICENSEE is unable to obtain sufficient quantities of repair parts for service obligations from defective and/or product returns, NINTENDO shall cooperate in providing reasonable quantities of repair parts to LICENSEE at its standard cost.

     7.4 Business Facilities; Sales of Licensed Products. LICENSEE agrees to develop, maintain and utilize during the Term: (a) suitable office facilities within the Territory, adequately staffed to enable LICENSEE to fulfill all of its responsibilities under this Agreement; (b) necessary warehouse, distribution, marketing, sales, collection and credit operations to facilitate proper handling of the Licensed Product; and, (c) customer service and game counseling support, including telephone service, to adequately support the Licensed Products.

     7.5 Defects; Recall. In the event of a material programming defect in any of the Licensed Product, which defect in the reasonable judgment of NINTENDO would significantly impair the ability of a consumer to play such Licensed Product, NINTENDO may require the LICENSEE to recall the Licensed Product and undertake suitable repairs or replacements prior to further sale.

     7.6 Rental. In the event LICENSEE elects to engage in the commercial rental of the Licensed Products within the Territory on such terms and conditions as LICENSEE shall determine, LICENSEE shall secure appropriate authorizations and/or assignments from the holder(s) of the copyrightable elements employed in the computer programs for the Licensed Products. LICENSEE shall clearly provide notice on the Artwork for each Licensed Product of any rental right or reservation thereof.

     7.7 Nintendo Promotional Materials, Publications and Events. At its option, NINTENDO may: (a) insert in the packaging for the Licensed Product promotional materials concerning Nintendo Power magazine; (b) utilize screen shots, package art and related art and information regarding the Licensed Products in Nintendo Power, Nintendo Power Source. (NINTENDO's on-line version of Nintendo Power) or other media or marketing programs which promote NINTENDO products; and (c) exercise public performance rights of the Licensed Products and use the related trademarks and art in NINTENDO sponsored contests, tours and


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events which generally promote NINTENDO  products,  provided that no other third party approvals are required.

8.   LICENSEE'S COPYRIGHTS AND TRADEMARKS

     8.1 Copyright and Trademark Warranties. LICENSEE represents and warrants that, throughout the Territory, LICENSEE is either: (a) the sole owner of all right, title and interest in and to the trademarks, copyrights, Artwork and other intellectual property rights used on or in association with the Licensed Products; or (b) the holder of sufficient rights to the trademarks, copyrights, Artwork and other intellectual property rights which have been licensed from a third party for use in the Licensed Product.

     8.2 Licensee's Indemnification. LICENSEE shall indemnify and hold NINTENDO and NCL harmless from any claims, losses, liabilities, damages, expenses and costs, including, without limitation, reasonable attorneys' fees and costs, which result from: (a) a breach of any of the representations or warranties provided by LICENSEE herein; (b) any claim of infringement of any third party's intellectual property rights with respect to the Licensed Products, (including, but not limited to, any claim relating to marketing, advertising and/or sale of the Licensed Products), excluding claims based solely upon NINTENDO's Licensed Intellectual Properties; or (c) any claim of bodily injury (including death) or property damage arising out of or in connection with, the development, sale and/or use of any of the Licensed Products. NINTENDO shall give LICENSEE prompt written notice of the assertion of any such claim and provided, further, that LICENSEE shall have the right to select counsel and control the defense and/or settlement of any such claim, subject to the right of NINTENDO to participate in any such action or proceeding at its own expense with counsel of its own choice.


     8.3 Insurance. LICENSEE shall, at its own expense, obtain a policy of general liability insurance which includes product liability coverage by a recognized insurance company. Such policy of insurance shall be in an amount of not less than Five Million Dollars ($5,000,000 USD) on a per occurrence basis and shall provide for adequate protection against any suits, claims, loss or damage or any alleged intellectual property infringements by the Licensed Products. Such policy shall name NINTENDO as an additional insured and may not be canceled without thirty (30) days prior written notice to NINTENDO. A Certificate of Insurance shall be provided to NINTENDO's Licensing Department within thirty (30) days of the Effective Date. If LICENSEE fails to maintain such insurance during the Term, NINTENDO may secure and maintain such insurance at LICENSEE's expense.


9.   LIMITATION OF LIABILITY

     9.1 Disclaimer Regarding Licensed Intellectual Properties. NINTENDO makes no representations, guarantees or warranties concerning the scope or validity of the Licensed Intellectual Properties, and does not warrant that the sale of the Licensed Products by LICENSEE will not infringe upon the patent, trade secret, copyright, mask work or trademark rights of another in the Territory. THE RISK OF INFRINGEMENT IS HEREBY ASSUMED BY LICENSEE.


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                                                                    CONFIDENTIAL


     9.2 Warranty Disclaimer. NINTENDO DISCLAIMS ANY AND ALL WARRANTIES OF THE LICENSED PRODUCTS AS BETWEEN NINTENDO AND LICENSEE AND AS BETWEEN NINTENDO AND ANY THIRD PARTY PURCHASERS FROM LICENSEE. LICENSEE PURCHASES AND ACCEPTS ALL LICENSED PRODUCTS FROM NINTENDO ON AN "AS IS" AND "WHERE IS" BASIS AND WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED. WITH RESPECT TO THE LICENSED PRODUCTS, NINTENDO DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A GENERAL OR PARTICULAR PURPOSE AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES OF LICENSEE, ITS RETAILERS OR CUSTOMERS. LICENSEE SHALL BE SOLELY RESPONSIBLE FOR PROVIDING THIRD-PARTY PURCHASERS FROM LICENSEE WITH WARRANTY AND REPAIR/REPLACEMENT SERVICES FOR ANY DEFECTIVE LICENSED PRODUCTS. NOTWITHSTANDING THE CONDITIONS SET FORTH IN THIS PARAGRAPH, NINTENDO WILL USE ITS BEST EFFORTS TO RESOLVE ANY CATASTROPHIC DEFECT IN THE LICENSED PRODUCTS PURCHASED BY LICENSEE FROM NINTENDO. A "CATASTROPHIC DEFECT" IS DEFINED AS A MANUFACTURING DEFECT RATE OF FIVE PERCENT (5%) OR GREATER IN ANY SHIPMENT OF LICENSED PRODUCTS TO LICENSEE.


10. INFRINGEMENT OF LICENSED INTELLECTUAL PROPERTIES AND LICENSEE'S TRADEMARKS AND COPYRIGHTS

     10.1 Reporting. In the event any claim is asserted against LICENSEE alleging that any of the Licensed Intellectual Properties constitute an infringement of another's rights or if a claim is asserted against NINTENDO alleging that the Licensed Products infringe the rights of a third party, then the party with such knowledge shall promptly notify the other party.

     10.2 Licensed Intellectual Properties. NINTENDO shall have the sole right, at its expense, to commence and/or defend a legal action or negotiate a settlement relating to any alleged infringement by the Licensed Intellectual Properties. LICENSEE agrees to give reasonable assistance in any such legal action, but at no expense to it. NINTENDO shall be entitled to all of the recovery or damages collected as a result of such legal action or negotiated settlement. In the event of a legal action against LICENSEE alleging an infringement by the Licensed Intellectual Properties as incorporated into LICENSEE's Licensed Products which NINTENDO affirmatively selects in writing not to defend, LICENSEE may defend or settle such legal action, at its option and expense. NINTENDO agrees to provide reasonable assistance in defending any such legal action. LICENSEE agrees to keep NINTENDO fully informed with respect to developments in any such legal action and to provide NINTENDO reasonable notice of the terms of any proposed settlement and to consider any comments by NINTENDO before settlement is made.

     10.3 Infringement of Licensed Products. LICENSEE shall take reasonable steps to abate any infringement of LICENSEE's copyrights and trademarks employed in the Licensed Products. LICENSEE shall also take all reasonable and necessary steps, including legal action, to defend against any alleged infringement caused by any of LICENSEE's content in any Licensed Product or any Artwork, title or designation used in conjunction with any of the Licensed Products. NINTENDO shall give to LICENSEE reasonable assistance and cooperation in any such legal action, but at no expense to NINTENDO.

                                                                    CONFIDENTIAL

11.  TERM AND TERMINATION

     11.1 Default or Breach. In the event that either party is in default or commits a breach of this Agreement which is not cured within thirty (30) days after written notice thereof, then this Agreement shall automatically terminate on the date specified in such notice.

     11.2 Bankruptcy/Insolvency. At NINTENDO's option, and for its own convenience, this Agreement can be terminated immediately and without notice in the event that LICENSEE: (a) makes an assignment for the benefit of creditors;
(b) becomes insolvent; (c) files a voluntary petition for bankruptcy; (d) acquiesces to any involuntary bankruptcy petition; (e) is adjudicated as a bankrupt; or (f) ceases to do business.

     11.3 Termination Other Than by Breach. Upon the expiration of this Agreement or its termination other than by LICENSEE's breach, LICENSEE shall have a period of one hundred eighty (180) days to sell any unsold Licensed Products. All Licensed Products in LICENSEE's control following expiration of such sell-off period, shall be destroyed by LICENSEE within ten (10) days and proof of such destruction shall be delivered to NINTENDO certified by an officer of LICENSEE.

     11.4 Termination by LICENSEE's Breach. If this Agreement is terminated by NINTENDO as a result of a breach of its terms and conditions by LICENSEE, LICENSEE shall immediately cease all distribution, promotion or sale of any Licensed Products. All Licensed Products in LICENSEE's control as of such termination shall be destroyed by LICENSEE within ten (10) days and proof of such destruction shall be delivered to NINTENDO certified by an officer of LICENSEE.

     11.5 Licensed Intellectual Property Rights. Upon expiration and/or termination of this Agreement, LICENSEE will cease all use of the Licensed Proprietary Information for any purpose, and Sections 4.2 and 4.3 of this Agreement, pertaining to LICENSEE's obligation to not disclose to third parties any Licensed Proprietary Information shall survive the termination of this Agreement. LICENSEE shall also return to NINTENDO all writings, drawings, models, data and other materials and things in LICENSEE's possession or in the possession of any past or present employee, agent or contractor receiving the information through LICENSEE, which were received from NINTENDO constitute or relate to or disclose any Licensed Proprietary Information without making copies or otherwise retaining any such information.

     11.6 Termination by Nintendo's Breach. If this Agreement is terminated by LICENSEE as a result of a breach of its terms or conditions by NINTENDO, LICENSEE may continue to sell the Licensed Products in the Territory until the expiration of the Term, at which time the provisions herein relating to termination other than by default of LICENSEE shall apply to any unsold Licensed Products.

12.  GENERAL PROVISIONS

     12.1 Nonassignability/Sublicensing. This Agreement is personal to LICENSEE and may not be sold, assigned, delegated, sublicensed or otherwise transferred or encumbered,

                                                                    CONFIDENTIAL


including by operation of law or by the sale or transfer of more than [*] of the stock, assets or ownership interest or control of LICENSEE, without the prior written consent of NINTENDO.


     12.2 Force Majeure. Neither party shall be liable for any breach of this Agreement occasioned by any cause beyond the reasonable control of such party, including governmental action, war, riot or civil commotion, fire, natural disaster, labor disputes, restraints affecting shipping or credit, delay of carriers, inadequate supply of suitable materials, or any other causes which could not with reasonable diligence be controlled or prevented by the parties. In the event of material shortages, including shortages of microcomputer chips necessary for production of the Licensed Products, NINTENDO reserves the right to allocate essential materials among itself and its licensees.

     12.3 Waiver; Severability; Integration. The failure of either party to enforce any provision of this Agreement shall not be construed to be a waiver of such provision or of the right of such party to thereafter enforce such provision. In the event that any term, clause or provision of this Agreement shall be construed to be or adjudged invalid, void or unenforceable, such term, clause or provision shall be construed as severed from this Agreement, and the remaining terms, clauses and provisions shall remain in effect. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by this Agreement. Any amendment to this Agreement shall be in writing, signed by both parties.

     12.4 Governing Law; Venue. This Agreement shall be governed by, subject to and construed under the laws of the State of Washington. Any legal actions prosecuted or instituted by NINTENDO or by LICENSEE under this Agreement, with respect to any matters arising under or growing out of this Agreement, shall only be brought in a court of competent jurisdiction in King County, Washington and each party hereby consents to the jurisdiction and venue of such courts for such purposes.

     12.5 Equitable Relief. LICENSEE acknowledges that in the event of its breach of this Agreement, no adequate remedy at law may be available to NINTENDO and that NINTENDO shall be entitled to seek injunctive or other equitable relief in addition to any relief available at law.

     12.6 Attorneys' Fees. In the event it is necessary for either party of this Agreement to undertake legal action to enforce any of the terms, conditions or rights contained herein, or to defend any such action, then the prevailing party in any such action shall be entitled to recover from the other party all reasonable attorneys' fees, costs and expenses relating to such legal action or any appeal therefrom.

     12.7 Notices. All notices required or permitted under this Agreement shall be sufficiently given when: (a) personally served or delivered; (b) deposited, postage prepaid, with a guaranteed air courier service, addressed as stated herein, or to such other person or address either party may designate in a notice; or, (c) by facsimile, with an original sent concurrently by

                                                                    CONFIDENTIAL

first class U.S. mail. Notice shall be deemed effective upon the earlier of actual receipt or two (2) business days after transmittal.

     12.8 Counterparts; Signature by Facsimile. This Agreement may be signed in counterparts, which shall together constitute a complete Agreement. A signature transmitted by facsimile shall be considered an original for purposes of this Agreement.

     12.9 Time is of the Essence. Time is of the essence with regard to this Agreement and the performance of the parties' obligations hereunder.

     IN WITNESS WHEREOF, NINTENDO and LICENSEE have entered into this Agreement on the dates set forth below.

NINTENDO:                                          LICENSEE:

NINTENDO OF AMERICA INC.                           THE 3DO COMPANY


By:      /s/ John H. Bauer                         By:      /s/ James Alan Cook
   -----------------------------------------          -------------------------


Its: Executive Vice President, Administration      Its:     Exec. Vice President
     ----------------------------------------           ------------------------

Date:    October 1, 1999                           Date:    September 23, 1999
      --------------------------------------             ---------------------

JEN:hjd

                                                                                                          CONFIDENTIAL

                                                      SCHEDULE 1
                                               NINTENDO OF AMERICA INC.
                                                    PRICE SCHEDULE
                                              GAME BOY LICENSED GAME PAKS

----------------------------------------------------------------------------------------------------------------------
Memory Capacity                     MBC            Battery       Previous NOA Price  Previous "Classic"    New Price
                                                                                     Price (shipped
                                                                                     before 12/31/94)
======================================================================================================================
256K                                                              [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
512K                                MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
1 Megabit                           MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
2 Megabit                           MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
4 Megabit                           MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit                           MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
512K X 64K SRAM                     MBC-1          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
1 Megabit X 64K SRAM                MBC-1          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
1 Megabit X 256K SRAM               MBC-1          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
2 Megabit X 16K SRAM                MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
2 Megabit X 64K SRAM                MBC-1          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
4 Megabit X 64K SRAM                MBC-1                         [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
4 Megabit X 64K SRAM                MBC-1          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
512K                                MBC-2          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
1 Megabit                           MBC-2          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------
2 Megabit                           MBC-2          Battery        [*]                [*]                   [*]
----------------------------------------------------------------------------------------------------------------------

EXTRA PACKAGING (must be ordered with product on a separate PO)
Game Pak Box                    [*]
Instruction Manual              [*]
Game Pak Label                  [*]
Game Pak Poster                 [*]
Warranty Card                   [*]
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                     REV. 4/1/97

-------------------
*    Confidential portions omitted and filed separately with the Commission.

                                                                                                          CONFIDENTIAL

                                                      SCHEDULE 2
                                               NINTENDO OF AMERICA INC.
                                                    PRICE SCHEDULE
                                           GAME BOY COLOR LICENSED GAME PAKS

----------------------------------------------------------------------------------------------------------------------
MEMORY CAPACITY                         MBC            BATTERY           RUMBLE PAK             PRICE
======================================================================================================================
8 Megabit                               MBC-5                                                   [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit                               MBC-5                            Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit X 64K SRAM                    MBC-5          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit X 64K SRAM                    MBC-5          Battery           Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit X 256K SRAM                   MBC-5          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit X 256K SRAM                   MBC-5          Battery           Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
16 Megabit                              MBC-5                                                   [*]
----------------------------------------------------------------------------------------------------------------------
16 Megabit                              MBC-5                            Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
16 Megabit X 64K SRAM                   MBC-5          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------
16 Megabit X 64K SRAM                   MBC-5          Battery           Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
16 Megabit X 256K SRAM                  MBC-5          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------
16 Megabit X 256K SRAM                  MBC-5          Battery           Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
32 Megabit                              MBC-5                                                   [*]
----------------------------------------------------------------------------------------------------------------------
32 Megabit                              MBC-5                            Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
32 Megabit X 64K SRAM                   MBC-5          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------
32 Megabit X 64K SRAM                   MBC-5          Battery           Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
32 Megabit X 256K SRAM                  MBC-5          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------
32 Megabit X 256K SRAM                  MBC-5          Battery           Yes                    [*]
----------------------------------------------------------------------------------------------------------------------
8 Megabit X 64K SRAM                    MBC-3          Battery                                  [*]
----------------------------------------------------------------------------------------------------------------------

EXTRA PACKAGING (must be ordered with product on a separate PO)
Game Pak Box                    [*]
Instruction Manual              [*]
Game Pak Label                  [*]
Game Pak Poster                 [*]
Warranty Card
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                     REV. 2/1/99

-------------------
*    Confidential portions omitted and filed separately with the Commission.